Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Marine Drive Mobile Corp.(the “Company”) on Form 10-K for the period ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 10, 2012

/s/ Colin MacDonald

	Name:	Colin MacDonald
	Title:	President, Chief Executive Officer
(Principal Executive Officer)

/s/ Monika Sagar

	Name:	Monika Sagar
	Title:	Chief Financial Officer, Secretary
(Principal Financial Officer and Principal Accounting Officer)